SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 r 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

FIRSTFED BANCORP, INC.
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19609 (Commission File Number)	63-1048648 (I.R.S. Employer Identification No.)

1630 Fourth Avenue North, Bessemer, Alabama 35020
(Address of Principal Executive Offices)

(205) 428-8472
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 25, 2004, the Registrant announced its results of operations for the quarter and nine months ended September 30, 2004. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Item 2.02 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: October 26, 2004	FIRSTFED BANCORP, INC. By: /s/ B. K. Goodwin III B. K. Goodwin III Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number 99.1	Press Release dated October 25, 2004, issued by the Registrant.